Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
Distribution declared
On January 30, 2017, the Company declared a distribution for the fourth quarter of 2016 of $0.1000 per common unit, which was paid on February 14, 2017 to common unitholders of record on February 7, 2017.
West Aquarius
In January 2017, Seadrill Partners was awarded a firm two-well contract plus a two-well option with Statoil Canada Ltd for the West Aquarius offshore eastern Canada. The contract is expected to commence in the second quarter of 2017 following the conclusion of the current contract with Hibernia in early April 2017.  In April 2017, Seadrill Partners secured a one-well contract with BP Canada Energy Group ULC for the West Aquarius in eastern Canada. The contract is expected to commence in the second quarter of 2018.
West Capella
In March 2017, Seadrill Partners secured a one-well contract with Total E&P Cyprus B.V. for the West Capella in Cyprus. The contract is expected to commence in the second half of 2017.
Amendments to certain credit facilities
In April 2017, Seadrill, on behalf of the Company, and Seadrill's banking group agreed to extend a series of key dates as part of Seadrill's ongoing restructuring efforts. Seadrill has reached agreement to extend the milestone to implement a restructuring plan from April 30, 2017 to July 31, 2017 and also to extend the related covenant amendments and waivers expiring on June 30, 2017 to September 30, 2017.
These covenants relate to the following secured credit facilities:

•	$1,450 million Senior Secured Credit Facility;

•	$420 million West Polaris Facility; and

•	$440 million Rig Financing Agreement.
West Capricorn
In April 2017, Seadrill Partners LLC received notification from BP for the West Capricorn to commence preparing for return to operations. The unit will remain on extended standby rate until returning to normal contractual dayrates on July 1, 2017.